UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 22, 2013
(Date of earliest event reported)

EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718	36-3857664
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)
Two North Riverside Plaza, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 279-1400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement material pursuant to Rule 14a14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement material pursuant to Rule 13e-4(c) under the Exchange Act (17 CFE 240.13e-4(c))

Item 8.01    Other Events

Equity LifeStyle Properties, Inc. (NYSE: ELS) (the “Company”) announced the tax treatment of its 2012 common and preferred share distributions. The nondividend distributions on the common shares was also reported on Internal Revenue Service Form 8937 pursuant to U.S. tax basis reporting as required under Internal Revenue Code Section 6045B. A copy of the Form 8937 is posted to the Company’s website (www.equitylifestyle.com).

Common Shares (CUSIP No. 29472R108)

Record Date	Payable Date	Distribution Per Share	Ordinary Taxable Dividend	Long-Term Capital Gains Dividend	Nondividend Distributions
12/30/11	01/13/12	$0.375000	$0.285730	$0.024244	$0.065026
03/30/12	04/13/12	$0.437500	$0.333352	$0.028285	$0.075863
06/29/12	07/13/12	$0.437500	$0.333352	$0.028285	$0.075863
09/28/12	10/12/12	$0.437500	$0.333352	$0.028285	$0.075863
12/14/12	12/28/12	$0.437500	$0.333352	$0.028285	$0.075863
TOTALS		$2.125000	$1.619138	$0.137384	$0.368478

Series A Cumulative Redeemable Perpetual Preferred Stock (CUSIP No. 29472R207)

Record Date	Payable Date	Distribution Per Share	Ordinary Taxable Dividend	Long-Term Capital Gains Dividend
03/19/12	03/30/12	$0.502125	$0.462852	$0.039273
06/18/12	06/29/12	$0.502125	$0.462852	$0.039273
*	09/14/12	$0.384963	$0.354854	$0.030109
09/17/12	09/28/12	$0.502125	$0.462852	$0.039273
**	10/18/12	$0.094846	$0.087428	$0.007418

    *This distribution represents the final 2012 distribution on each share of Series A Preferred Stock that was exchanged for a newly created Depository Share representing 1/100 of a share of Series C Preferred Stock.
**This distribution represents the final 2012 distribution on each remaining share of Series A Preferred Stock that was redeemed on October 18, 2012.

Series C Cumulative Redeemable Perpetual Preferred Stock (CUSIP No. 29472R405).

Record Date	Payable Date	Distribution Per Share	Ordinary Taxable Dividend	Long-Term Capital Gains Dividend
12/10/12	12/31/12	$0.529688	$0.488259	$0.041429

The distribution on each Depositary Share (representing 1/100 of a share of Series C Preferred Stock) is for the period from September 8, 2012 to December 31, 2012.

Shareholders are encouraged to consult with their tax advisors as to the specific tax treatment of the distributions they received from the Company.

Equity LifeStyle Properties, Inc. owns or has an interest in 383 quality properties in 32 states and British Columbia consisting of 142,682 sites. The Company is a self-administered, self managed, real estate investment trust (REIT) with headquarters in Chicago.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.
EQUITY LIFESTYLE PROPERTIES, INC.

By:/s/ Paul Seavey
Paul Seavey
Senior Vice President, Chief Financial Officer
and Treasurer

Date: January 25, 2013